SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): June 10, 2004

Commission File Number 1-8858

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	02-0381573
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

Item 7. Financial Statements and Exhibits

Financial Statements

None

Exhibits

Exhibit 99:     Notice to directors and executive officers dated June 10, 2004.

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On June 10, 2004, Unitil Corporation issued a notice to its directors and executive officers regarding an upcoming blackout period associated with its 401k Plan. The notice to Unitil Corporation’s directors and executive officers is filed with this Form 8-K as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITIL CORPORATION
(Registrant)

Date: June 10, 2004	/s/ Mark H. Collin
Mark H. Collin
Chief Financial Officer